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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
MDU COMMUNICATIONS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)
MDU COMMUNICATIONS INTERNATIONAL, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MDU COMMUNICATIONS INTERNATIONAL, INC.

Suite 108, 11951 Hammersmith Way
Richmond, British Columbia, Canada, V7A 5H9

March 30, 2001

To our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders of MDU Communications International, Inc. (the "Company"). The Annual Meeting will be held Thursday, May 10, 2001, at 9 am local time, at the Pan Pacific Hotel, Vancouver, British Columbia, Canada.

    The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

    Included with the Proxy Statement is a copy of the Company's Annual Report for the fiscal year 2000. We encourage you to read the Annual Report. It includes information on the Company's operations, markets and services, as well as the Company's audited financial statements.

    Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

    We look forward to seeing you at the Annual Meeting.

                      Sincerely,

                      /s/ Sheldon B. Nelson

                      Chairman of the Board and Chief Executive Officer

MDU COMMUNICATIONS INTERNATIONAL, INC.
Suite 108, 11951 Hammersmith Way
Richmond, British Columbia, Canada, V7A 5H9
Notice of Annual Meeting of Stockholders
To Be Held May 10, 2001

MDU Communications International, Inc. (the "Company") will hold its Annual Meeting of Stockholders at the Pan Pacific Hotel, Vancouver, British Columbia, Canada, Thursday, May 10, 2001 at 9 am local time. We are holding this meeting:

  •
  To elect one director for a term of one year, two directors for a term of two years and one director for a term of three years;

  •
  To consider and vote on a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 and the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000;

  •
  To consider and vote upon a proposal to approve the 2001 Stock Option Plan;

  •
  To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants; and

  •
  To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting at the Annual Meeting and, for a period of ten (10) days prior to the Annual Meeting, at the Company's office at Suite 108, 11951 Hammersmith Way, Richmond, British Columbia, Canada. The vote of each stockholder is important. Whether or not you plan to attend the meeting, you are requested to date and sign the enclosed proxy card and return it promptly.

                      By Order of the Board of Directors,

                      /s/ Brad D. Holmstrom
                      Corporate Secretary

Richmond, British Columbia
March 30, 2001

MDU Communications International, Inc.
Suite 108, 11951 Hammersmith Way
Richmond, British Columbia, Canada V7A 5H9

Proxy Statement

INFORMATION REGARDING PROXIES

    This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of MDU Communications International, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thurdsay, May 10, 2001, at 9 am local time, at the Pan Pacific Hotel, Vancouver, British Columbia, Canada, and any adjournment thereof. This Proxy Statement, the accompanying proxy and the Company's Annual Report were first mailed to stockholders on or about March 30, 2001. The Company's Annual Report contains the information required by the Securities and Exchange Commission's Rule 14a-3.

    The expenses of solicitation of proxies will be paid by the Company. Solicitation will be by mail. There may be telegraph, telephone or personal solicitations by directors, officers, and employees of the Company, which will be made without paying them additional compensation. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to the beneficial owners of the shares and will reimburse those brokers and nominees for reasonable out-of-pocket costs incurred in forwarding proxy materials to such beneficial owners.

    If the enclosed proxy is properly executed and returned, it will be voted in accordance with the instructions specified thereon. In the absence of instructions to the contrary, it will be voted (i) for all of the nominees for the Company's Board of Directors listed in this Proxy Statement, (ii) to amend the Company's Certificate of Incorporation to increase the authorized number of shares, (iii) for approval of the 2001 Stock Option Plan, and (iv) for ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants. If other matters come before the Annual Meeting, it will be voted in accordance with the best judgment of the persons named as proxies in the enclosed proxy. Execution of the proxy will not in any way affect a stockholder's right to attend the meeting or prevent voting in person. A proxy may be revoked at any time by delivering written notice to the Secretary of the Company before it is voted.

    All holders of record of Common Stock at the close of business on February 28, 2001, the record date, will be entitled to vote at the Annual Meeting. At the close of business on the record date, the Company had 17,554,600 shares of Common Stock outstanding and entitled to vote. A majority of those shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

PROPOSAL I

ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes serving staggered three-year terms. The four directors elected at this Annual Meeting will be divided into three classes, the first class consisting of one director to serve a term of one year, the second class consisting of two directors to serve a term of two years, and the third class consisting of one director to serve a term of three years. There is currently one vacancy on the Board. Each director will hold office until the first meeting of stockholders immediately following expiration of his term of office and until their successor is elected and qualified or until a director's earlier resignation or removal.

    Although the Board of Directors anticipates that all of the nominees will be available to serve as directors of the Company, if any of them do not accept the nomination, or otherwise are unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors.

    Directors are elected by a plurality of the votes cast by the holders of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Votes withheld and broker non-votes are not counted as votes cast for or against the nominees and will be excluded from the vote. Consequently, any such non-voted shares will have no effect on the vote for the election of directors.

Information About Nominees for Election

    The names of the nominees, the year in which each first became a director of the Company, their principal occupations and certain other information are as follows:

Nominee for Election to Term Expiring 2002

    Robert Dyck joined the Board of Directors in May 2000. He has been president of WRE Development Ltd. since 1978. WRE Development Ltd. owns, develops and manages residential rental properties throughout the U.S. and Canada. Mr. Dyck is also co-owner of Norquay Management, a residential property management venture. He has overseen the expansion of a property and development portfolio now valued at more that C$100 million. Mr. Dyck has substantial experience in the supervision of new apartment construction, analysis of acquisition opportunities for development and investment purposes and review of new technologies to increase the efficiency of the property portfolio.

Nominees for Election to Terms Expiring 2003

    J.E. (Ted) Boyle joined the Board of Directors in May 2000. From 1998 to present he has been President & CEO of Multivision (Pvt.) Ltd. a cable television company. From 1996 to 1997 Mr. Boyle was President & CEO of PowerTel TV Inc., a digital wireless cable company. As founding President and CEO of ExpressVu Inc. (1995-1996), Mr. Boyle was responsible for taking one of Canada's first national direct-to-home satellite services from conception to launch readiness while raising public awareness of DTH. Prior to 1995, Mr. Boyle has also held executive positions with Tee-Comm Electronics, Regional Cablesystems and Canadian Satellite Communications Inc. (Cancom). As Vice-President of Regional Companies at Cancom, and later as Vice President of Market Development at Regional Cablesystems, he led the licensing or acquisition of over 1,000 Canadian and American cable systems.

    Douglas G. Hooper joined the Board of Directors in May 2000. He is currently an acquisitions and finance consultant, who has extensive experience as a venture capitalist and mergers and acquisition specialist in the mineral exploration, industrial processing and software industries. He was President & CEO of Sand River Resources Ltd. from 1995 to 1997. Mr. Hooper was the founder and President of TelSoft Mobile Data Inc. from 1992 to 1995, now Mobile Data Solutions, Inc., a wireless communications software company. In that position, he developed and implemented corporate strategy and was responsible for raising capital, strategic alliances and mergers and acquisitions.

Nominee for Election to Term Expiring 2004

    Sheldon B. Nelson has served as President, Chief Executive Officer and a director of the Company since November 1998. From 1983 to 1998, he was President of 4-12 Electronics Corporation, a provider of products and services to the Canadian satellite, cable, broadcasting and SMATV industries.

The Board of Directors recommends a vote "FOR"
the election of each of the nominated Directors

Meetings of the Board of Directors and Committees

    During the fiscal year ended September 30, 2000, there were thirteen meetings of the Board of Directors. Of the thirteen meetings, three occurred after Messrs. Dyck, Boyle and Hooper became Directors in May 2000. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees on which the director served.

    Current members of the Audit Committee are Sheldon Nelson, Robert Dyck and Douglas G. Hooper. See "Audit Committee Report" for a description of the functions of the Audit Committee. Messrs. Dyck and Hooper are "independent" members of the Audit Committee, as defined by Rule 4200 of the National Association of Securities Dealers. The Board of Directors has not adopted a charter for the audit committee. The Audit Committee did not meet during the fiscal year ended September 30, 2000, but did meet once during the calendar year 2000.

    Current members of the Compensation Committee, which was constituted in May 2000, are Sheldon Nelson, J.E. (Ted) Boyle and Douglas G. Hooper. The function of the Compensation Committee is to consider and propose executive compensation policies and submit reports to the Board of Directors recommending compensation to be paid to the Company's executive officers. It also administers the Stock Option Plan. The Compensation Committee did not meet during the fiscal year ended September 30, 2000 but did meet in October 2000 to consider amending the exercise price of certain options outstanding under the Stock Option Plan. Mr. Nelson is an officer and director of the Company. Neither Mr. Boyle nor Mr. Hooper is or has been an officer or employee of the Company or any of its subsidiaries. In addition, there are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and directors who serve as executive officers of such entities.

Compensation of Directors

    Each director who is not an employee or consultant of the Company is paid C$1,000 per month and an attendance fee of C$1,000, plus out-of-pocket expenses, for each Board or committee meeting attended. During the fiscal year ended September 30, 2000, Messrs. Boyle, Dyck and Hooper each received five-year, fully-vested options to purchase 25,000 shares of Common Stock at US$2.50 per share, and five-year options to purchase an additional 25,000 shares at US$2.50 per share which will vest on May 12, 2001 if they attend 75% of all Board and Committee meetings occurring during the 12-month period ending on that date.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information with respect to beneficial ownership of the Company's outstanding stock as of February 20, 2001 by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each of the Company's directors; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of the Company's executive officers and directors as a group.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Number	Percent
Sheldon B. Nelson(2)	1,252,973	6.92%
Gary J. Monaghan(3)	816,667	4.61%
Patrick J. Cunningham(4)	43,967	*
J.E. (Ted) Boyle(5)	25,000	*
Robert Dyck(5)	25,000	*
Douglas G. Hooper(5)	25,000	*
Directors and Executive Officers (6 persons) as a group(6)	2,188,607	11.89%

*
Less than 1%

(1)
Unless otherwise indicated below, each stockholder listed had sole voting and sole investment power with respect to all shares beneficially owned.

(2)
Includes 694,640 shares held of record by 567780 BC Ltd., a British Columbia corporation wholly owned by The Sheldon Nelson Family Trust whose trustees are Sheldon Nelson and his sister, Nicole Nelson, and 558,333 shares subject to options exercisable within 60 days.

(3)
Includes 644,640 shares held of record by 565423 BC Ltd., a British Columbia corporation wholly owned by Mr. Monaghan, his spouse and trusts for minor children, and 172,027 shares subject to options exercisable within 60 days.

(4)
Includes 41,667 shares subject to options exercisable within 60 days.

(5)
Consists of currently exercisable options to purchase shares of common stock.

(6)
Includes 1,341,580 shares of common stock and options to purchase 847,027 shares of Common Stock exercisable within 60 days and held beneficially by the executive officers and directors.

MANAGEMENT

    The following are the Company's directors and executive officers. For information concerning Common Stock beneficially owned by the directors and executive officers, see "Ownership of Certain Beneficial Owners and Management."

Name	Age	Position
Sheldon B. Nelson	39	President, Chief Executive Officer and Director
Gary J. Monaghan	41	President, MDU Communications Inc.
Patrick J. Cunningham	32	Vice President of U.S. Operations, MDU Communications (USA) Inc.
J.E. (Ted) Boyle	56	Director
Robert Dyck	43	Director
Douglas G. Hooper	40	Director

    See "Information About Nominees for Election" for biographical information about Messrs. Nelson, Boyle, Dyck and Hooper.

    Gary J. Monaghan has served as President of MDU Communications Inc., the Canadian subsidiary ("MDU Canada"), since November 1999, and from 1998 to November 1999 as Vice President, Sales and Marketing of MDU Canada. Mr. Monaghan's experience in the cable television and satellite communications industries started with Rogers Cable where he was employed from 1983 to 1989. He was Regional Marketing Manager for Shaw Cablesystems from 1989 to 1994. He ran his own satellite television company from 1994 until 1997. Mr. Monaghan joined 4-12 Electronics Corporation as General Manager in April 1997 until December 1997.

    Patrick J. Cunningham joined us in March 2000 as Vice President of U.S. Operations. Mr. Cunningham is responsible for the implementation of our business plan and expansion of our operations in the United States. Mr. Cunningham held various positions with SkyView World Media, LLC and its subsidiaries from June 1995 to March 2000, and was a maintenance team leader with Schneider International, Inc. from September 1994 until June 1995.

Significant Employees

    Our significant employees are as follows:

Name	Age	Position
Dean Taylor	35	Vice President Business Development, MDU Communications Inc.
John W. Mattice	40	Vice President, Finance and Administration, MDU Communications Inc.
Mohamed Nabile ElBaz	41	Vice President of Broadband Technology, MDU Communications (U.S.A.) Inc.
David Marmour	38	Director of Operations, MDU Communications (U.S.A.) Inc.

    Dean H. Taylor comes to MDU Communications with 15 years of commercial satellite experience and a key understanding of all aspects of the industry including an intimate knowledge of the corporate relationships and operations of Star Choice Communications. Mr. Taylor has been involved as CEO and President of several Western Canadian corporations, two of which are Satellite Educational Services (SES Corp), and Mr. Satellite Inc., which provided an extensive variety of satellite services, from retail sales to major commercial satellite projects. Clients included Star Choice, ExpressVu, Telesat, Cancom, Wang, Broadcast International, PPV providers, television stations, cable companies and many others.

    John W. Mattice joined us in February 2000 as Vice President of Finance and Administration. Mr. Mattice is a Chartered Accountant and holds a Bachelor of Business Administration from Simon Fraser University. Prior to joining MDTV, he was Chief Financial Officer for Catamaran Ferries International from 1997 to February 2000. Prior to this, he spent five years at BC Hydro where he worked primarily in project management.

    Mohamed Nabile ElBaz joined us in April 2000 as Vice President of Broadband Technology. Mr. ElBaz is in charge of strategic planning, marketing and business development for our high-speed Internet division for the North American MDU marketplace. Prior to joining us, Mr. ElBaz was at 3Com Corporation, one of our strategic technology providers, since 1995, where he played key roles in the launch and development of 3Com's ATM network systems and Visitor-Based Networking (VBN), and in product planning and management of 3Com's ATM LAN, MAN and WAN switching systems. Prior to joining 3Com, Mr. ElBaz helped found LightStream Corporation (now Cisco Systems' ATM business unit).

    David Marmour joined MDU from Brix Communications, a subsidiary of IDT Corp, where he was the VP of Network Implementation and a VP in IDT's International Group. Mr. Marmour was responsible for the nationwide implementation of data, video and voice networks, including infrastructure build out and negotiating and maintaining key strategic partnerships. Mr. Marmour was a Captain in the Israeli Defense Forces and moved to New York City in 1986 where he studied political science and finance at Baruch College. Following this, he founded and was CEO of Horatio Corporation, later Associated Resources, LLC, an international commodities trading company.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to our chief executive officer and other executive officers whose total annual salary and bonuses exceeded US$100,000 (the "named executive officers").

Summary Compensation Table

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($US)		Securities Underlying Options (in shares)		All Other Compensation
Sheldon B. Nelson President and Chief Executive Officer	2000 1999 1998	$96,356 33,349 -0	-(1)	575,000 175,000 -0	-	$3,569 5,169 -0	(2) (2) -
Robert A. Biagioni Chief Financial Officer	2000	$78,003	(3)	850,000		$-0	-
Gary J. Monaghan President, MDU Communications Inc.	2000	$84,483	(4)	255,360		$4,079	(2)
Patrick J. Cunningham Vice President Operations, MDU Communications (USA) Inc.	2000	$90,871	(5)	125,000		$-0	-

(1)
Mr. Nelson became the President and Chief Executive Officer in November of 1998. During fiscal year 1998, the Company did not engage in any business activities.

(2)
Auto allowance.

(3)
Mr. Biagioni joined the company on October 15, 1999 as Vice President of Finance, then became Chief Financial Officer in February 2000. Mr. Biagioni resigned his position effective January 19, 2001.

(4)
Mr. Monaghan became the President of MDU Communications Inc. in November 1999 prior to which he was Vice President, Sales, MDU Communications Inc.

(5)
Mr. Cunningham joined the Company on March 7, 2000 as Vice President of Operations, MDU Communications (USA) Inc.

    The following table provides information with respect to options granted during the last fiscal year to each of the named executive officers.

Options Granted In Fiscal Year 2000

	Individual Grants
	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price (US) Per Share(1)	Expiration Date
Sheldon B. Nelson	575,000	15.54%	$5.00	02/04/2005
Robert A. Biagioni(2)	850,000	22.97%	$5.00	02/04/2005
Gary J. Monaghan	255,360	6.90%	$5.00	02/04/2005
Patrick J. Cunningham	125,000	0.72%	$5.00	02/04/2005

(1)
In October 2000, the Board of Directors of the Company accepted the recommendation of its Compensation Committee to re-price, at US$2.00 per share, the exercise price of all options previously granted at US$5.00 per share under the 2000 Incentive Stock Option Plan. At the date of re-pricing, market price was US$1.19 per share. In March 2001, the Board of Directors of the Company approved an exercise price of US$0.60 per share, for all options granted under the new 2001 Stock Option Plan. Current employees holding options under the 2000 Incentive Stock Option Plan, will be re-granted options under the 2001 Stock Option Plan corresponding to their grants under the 2000 Incentive Stock Option Plan. At the date of pricing, market price was US$0.32 per share.

(2)
Mr. Biagioni resigned his position effective January 19, 2001.

Management Employment Agreements

    Mr. Nelson and Mr. Monaghan have each entered into a Management Employment Agreement with the Company. Under these agreements, they receive annual salaries of C$180,000 and C$159,000, respectively. The agreements also grant them the right to receive bonuses and to participate in the Company's incentive stock option plans as determined by the Board of Directors. The agreements require them to maintain all confidential and proprietary information relating to our business in confidence and to not be employed or enter into contracts with persons or entities that compete directly with us during the 12 months following termination of their respective agreements. Each employee may terminate his Agreement at any time by giving us four weeks advance notice and we may terminate any of the Agreements at any time without cause, but are required to make a termination payment equal to 24 months of base salary plus any unpaid bonuses or other amounts due under the Agreement.

Certain Transactions

    Supply Contract with 4-12 Electronics Corporation and Grant of Options.  4-12 Electronics Corporation was a Manitoba corporation owned by Chris Nelson, who is Sheldon B. Nelson's brother. Sheldon B. Nelson served as president of 4-12 Electronics Corporation until December 31, 1998. In December 1998, we purchased certain contracts to supply satellite television services to multi-dwelling unit properties from 4-12 Electronics Corporation for C$200,000. The purchase included the related equipment leases, licenses and satellite reception equipment located at the SMATV properties. We believe that the amount paid represented the fair market value of the acquired assets.

    In December 1998, we granted Chris Nelson a five-year stand-alone option to purchase 100,000 shares of common stock at an exercise price of $1.50 per share in consideration for consulting services in connection with transitioning assets we purchased from 4-12 Electronics Corporation. This option may be exercised in whole or in part at any time until December 31, 2003. As of September 30, 2000, none of these options had been exercised.

Audit Committee Report

Role of the Audit Committee

    The primary focus of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants and internal audit department; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

Review of the Company's Audited Financial Statements for the Fiscal Year ended September 30, 2000

    The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2000 with the Company's management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent public accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

    The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Deloitte & Touche LLP with that firm.

    Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission.

    The foregoing report was made by the members of the Audit Committee on December 15, 2000.

                      Robert A. Biagioni
                      J.E. (Ted) Boyle
                      Douglas G. Hooper

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or advice that no filings were required, during fiscal year 2000 all officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements, except Robert A. Biagioni was late in filing a Form 3 upon becoming a director and late in filing a Form 4 reporting one transaction, Gary J. Monaghan was late in filing a Form 3 upon becoming an executive officer, Robert E. Boyle, Robert Dyck and Douglas G. Hooper were late in filing Form 3's upon becoming directors, and Sheldon B. Nelson was late in filing two Form 4's, each reporting one transaction.

PROPOSAL II

AMENDMENT TO CERTIFICATE OF INCORPORATION

    General.  The Company's Certificate of Incorporation currently authorizes the issuance of up to 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the record date, 17,554,600 shares of Common Stock were issued and outstanding, 3,090,000 shares of Preferred Stock, consisting of Series A Convertible Preferred Stock, had been issued, but all have subsequently converted to Common Stock. 2,588,554 shares of Common Stock were subject to currently outstanding stock options and 2,932,749 shares of Common Stock were subject to outstanding warrants, leaving 26,924,097 shares of Common Stock and 5,000,000 shares of Preferred Stock available for future issuance.

    The Board of Directors is proposing an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 and the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000. If the stockholders approve this proposal, Article IV, Section 4.1 of the Company's Certificate of Incorporation will be amended to read in its entirety as follows:

        4.1  Authorized Capital. The Corporation shall have authority to issue (a) one hundred million (100,000,000) shares of Common Stock, and (b) ten million (10,000,000) shares of Preferred Stock. Each share of Common Stock and Preferred Stock shall have a par value of one-tenth of one cent ($.001).

    Purpose and Effect of the Proposed Amendment.  All authorized but unissued shares of Common Stock and Preferred Stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with stock options, stock splits or dividends and issuances to raise capital or effect acquisitions). There are currently no arrangements, agreements or understandings for the issuance or use of the additional shares of authorized Common Stock or Preferred Stock (other than issuances permitted or required under the Company's stock option plan). However, the Board of Directors anticipates that it may be necessary to raise additional capital for the Company and shares of Common Stock or Preferred Stock, or both, might be issued for such purposes. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the rules of the National Association of Securities Dealers.

    Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock or Preferred Stock that may be issued in the future, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership of the Company's stock. In addition, future issuances of Common Stock or Preferred Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

    The proposal could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock or Preferred Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

    Vote Necessary to Approve Proposal.  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is necessary for approval of Proposal II. Therefore, abstentions and broker non-votes effectively count as votes against the proposal.

The Board of Directors recommends a vote "FOR" the proposed
amendment to the Company's Certificate of Incorporation.

PROPOSAL III

APPROVAL OF THE 2001 STOCK OPTION PLAN

    Background.  The Board of Directors adopted the 2000 Incentive Stock Option Plan under which "incentive stock options," within the meaning of the U.S. Internal Revenue Code, and other options could be granted. In order to qualify as an "incentive stock option," an option plan must be approved by the stockholders within one year following its adoption by the Board of Directors. The 2000 Incentive Stock Option Plan was adopted by the Board on February 4, 2000, but has not been approved by the stockholders.

    The Board of Directors intends to replace the 2000 Incentive Stock Option Plan with the 2001 Stock Option Plan and to re-grant options for current employees originally issued under the 2000 Incentive Stock Option Plan with options under the 2001 Stock Option Plan so that options which were previously intended to be "incentive stock options" will qualify as such under the U.S. Internal Revenue Code. The terms and provisions of the 2000 Incentive Stock Option Plan and the 2001 Stock Option Plan are substantially identical. The 2001 Stock Option Plan is set forth in full as Appendix A to this Proxy Statement.

    As of February 20, 2001 options to purchase 2,345,554 shares of Common Stock had been issued and are outstanding, none of which were intended to qualify as "incentive stock options." If approved by the stockholders, those options for current employees will be re-granted with similar options under the 2001 Stock Option Plan. As a result, 1,654,446 options will remain available for grant under the 2001 Stock Option Plan and may be issued as incentive stock options (ISOs) or options which do not qualify as incentive stock options (Non-ISOs).

    The following table provides information with respect to Non-ISO options granted under the 2000 Incentive Stock Option Plan to the Company's executive officers that will be replaced with similar options under the 2001 Stock Option Plan:

Name and Position	Securities Underlying Options Granted (#)	Exercise Price Per Share (US$/sh) (1)
Sheldon B. Nelson	750,000	$2.00
Gary J. Monaghan	255,360	$2.00
Patrick J. Cunningham	125,000	$2.00
All executive officers as a group (3 persons)	1,130,360	$2.00
All directors who are not executive officers as a group (3 persons)	150,000	$2.00
All employees, including officers who are not executive officers, as a group (30 persons)	1,065,194	$2.00

(1)
As of January 31, 2001, the closing bid quotation for the Common Stock on the OTC Bulletin Board was $0.32 per share. The original exercise price for all options was US$5.00 per share and on October 6, 2000, the Board of Directors approved reducing the exercise price to US$2.00 per share. Under the 2001 Stock Option Plan, options re-granted to current employees will have an exercise price of US$0.60 per share.

    The following is a description of the principle features of the 2001 Stock Option Plan:

    Purpose.  The Board believes that use of stock options is desirable as an effective means of securing to the Company and its stockholders the advantages inherent in stock ownership by eligible directors, officers, employees, or consultants whose judgment, initiative and efforts are important to the Company for the successful conduct of its business.

    Administration.  The Plan is administered by the Board of Directors or the Compensation Committee consisting of Board members appointed by the Board of Directors. Members of the Compensation Committee serve at the discretion of the Board of Directors and it may increase the size of the committee, appoint additional members, remove members, with or without cause.

    Termination/Amendment of Plan.  The Plan will terminate on February 4, 2010. The Board of Directors may terminate the Plan at any time and may amend the Plan without stockholder approval, except that stockholder approval is required for amendments that (a) increase the number of shares of Common Stock that may be issued under the Plan, (b) materially change the eligibility criteria for participation in the Plan, (c) change the designation of the class of persons eligible to be granted ISOs, (d) materially increase the benefits accruing to participants under the Plan, (e) make any change to the Plan that would cause the ISOs to lose their qualification as such under Section 422 of the Internal Revenue Code, or (f) make any other change to the Plan which requires shareholder approval under applicable laws. However, no amendment or termination of the Plan may affect Options granted prior to any such amendment or termination.

    Options may be terminated if (a) the Company dissolves or liquidates; (b) the Company merges or consolidates with one or more corporations, (c) the Company sells or disposes of all or substantially all of its assets, (d) the occurrence of an event whereby any person or entity becomes the beneficial owner of shares representing 50% or more of the combined voting power of the voting securities of the Company, or (e) the Board of Directors determines that because of a material alteration in the capital structure of the Company it is not practical or feasible to make appropriate adjustments to the Plan or to outstanding Options so that the proportionate interest of each holder of any Option shall be maintained before the occurrence of such event. Upon 30 days notice from the Company relating to events outlined in items (a) through (e), all outstanding Options become fully vested and exercisable immediately, and unless exercised, such Options shall terminate. The Board of Directors may accelerate the date of exercise of any portion of an Option.

    Option Agreements.  Each Option is evidenced by an option agreement between the Company and the option holder which outlines whether (a) such Option grant is an ISO or a Non-ISO; (b) the number of shares subject to purchase pursuant to such Option; (c) the date of grant; (d) the terms; (e) the option price; (f) any vesting schedule upon which the exercise of an Option is contingent; and (g) such other terms and conditions as the Board of Directors deems advisable and are consistent with the purposes of the Plan.

U.S. Federal Income Tax Consequences

ISO Options

    Grant and Exercise.  An option holder will incur no tax liability upon the grant of an ISO or upon the exercise of an ISO. However, the amount by which the fair market value of the shares issued exceeds the exercise price for those shares at the time of exercise is an item of adjustment for purposes of the alternative minimum tax on individuals.

    Payment of Exercise Price in Shares.  If an option holder exercises an ISO and pays the exercise price with shares of previously held common stock, or such shares and cash, except as described below, the option holder will recognize no gain or loss on the previously held shares. The basis of the new shares will be the same as the basis of the old shares, to the extent the number of shares given up equals the same number received in the exercise. Any additional shares received in the exercise will have a zero basis, except to the extent cash paid or gain recognized by the option holder in the transaction. However, exercising an ISO with stock received on an exercise of a previous ISO will constitute a "disqualifying disposition" of such previously held shares if the one-and two-year holding periods described below have not been satisfied.

    Dispositions.  If an option holder holds the stock acquired on the exercise of an Option for at least two years from the date the Option was granted, and for at least one year after the stock was transferred to the optionee on the exercise of the Option, the entire gain or loss on the disposition of the stock, as determined with reference to the basis in the stock, will be a long-term capital gain or loss. An earlier disposition (a "disqualifying disposition") generally will cause the option holder to be taxed at ordinary rates on the amount by which the lesser of (a) the fair market value of the shares at the time of exercise or (b) the sales price, exceeds the exercise price. The excess of the sales price of a "disqualifying disposition" over the basis of the stock at the date of exercise, if any, will be taxed as short-term or long-term capital gain, depending upon the period for which the option holder has held the stock. Any ordinary income recognized on the disqualifying disposition is added to the basis of the stock for purposes of determining gain on the disposition. The term "disposition" generally means a sale, exchange, gift, or transfer of legal title of the common stock.

    The Company does not receive any tax deduction upon the exercise of an ISO, nor will it receive any tax deduction upon disposition of common stock, unless the disposition is a "disqualifying disposition."

Non-ISO Options

    Grant and Exercise.  An option holder will incur no tax liability upon grant of a Non-ISO. However, upon exercise of a Non-ISO, the option holder generally will recognize ordinary income and be taxed at ordinary rates. The amount taxed as ordinary income will be an amount equal to the excess of the fair market value of the shares issued on the exercise date over the Option exercise price for those shares. The option holder's basis in the shares issued, for purposes of computing capital gain or loss on subsequent disposition, will equal the amount the option holder paid on exercise, plus gain recognized as ordinary income on exercise.

    Payment of Exercise Price in Stock.  If the exercise price is paid with stock, the amount of ordinary income is the same as in the case of a cash payment. The basis of the newly acquired shares is the same as the basis of the previously held shares to the extent that the number of shares given up equals the same number received in the exercise. The basis of additional shares received on exercise is equal to the cash paid, if any, plus gain recognized by the option holder in the transaction.

    Exercising a Non-ISO with shares that were acquired upon the exercise of an ISO will not itself constitute a "disqualifying disposition" of such previously held shares. However, the number of ISO shares used to exercise the Non-ISO will result in that same number of "new" shares taken down under the Non-ISO to be viewed as "new ISO shares." If these "new ISO shares" are not held for the balance of the required holding period (as tacked to the holding period of the ISO shares given up in the exercise), there will be a "disqualifying disposition" resulting in the further recognition of compensation to the recipient.

    Disposition.  When an option holder disposes of shares acquired upon the exercise of a Non-ISO, the option holder will recognize gain or loss in an amount equal to the difference between the sale price of such shares and the basis of the shares, as discussed above. The gain or loss will be characterized as short-term or long-term capital gain or loss, depending on the period the option holder held the stock.

    The Company will have a deductible expense for federal income tax purposes upon exercise of the Non-ISO by the option holder. The Company's deductible expense will be equal to the amount of ordinary income received by the option holder.

Canadian Federal Tax Consequences

    Grant and Exercise.  An option holder will incur no tax liability upon grant of a Non-ISO. In addition, a taxable benefit will be included in the option holder's income upon exercise of a Non-ISO, and will be in the amount by which the fair market value of the shares at that time exceeds the amount paid to acquire the shares. If the exercise price of a Non-ISO is equal to the fair market value of the shares at the time of grant of the Non-ISO, a deduction of 1/4 (proposed to be increased to 1/3) of the taxable benefit may be claimed by the option holder when the option holder exercises the Non-ISO. Such deduction is not available if the exercise price of a Non-ISO is less than the fair market value of the shares at the time of grant of the Non-ISO.

    Disposition.  The amount of the fair market value of the shares acquired upon exercise of a Non-ISO will be added to the adjusted cost base of all shares then owned and the total adjusted cost base will be averaged among all shares for the purpose of computing any capital gain or loss on the later sale of shares.

    However, a current administrative policy of the Canada Customs and Revenue Agency provides that if the shares acquired upon exercise of a Non-ISO are immediately sold, and the option holder then also own other shares of the Company, the option holder may be able to segregate the total adjusted cost base of the shares acquired upon exercise of a Non-ISO for the purpose of computing capital gain or loss on the sale or such shares, rather than averaging the adjusted cost base among all shares then owned.

The Board of Directors recommends a vote "For" approval of
The 2001 STOCK OPTION PLAN

PROPOSAL IV

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP has audited the Company's financial statements for the fiscal years ended September 30, 1998 through 2000.

    The Board of Directors has selected Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending September 30, 2001. Although not required to be voted upon by the stockholders, the Board of Directors deems it appropriate for the selection to be submitted for ratification by the stockholders. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the selection of independent public accountants will be considered by the Board of Directors, although the Board of Directors would not be required to select different independent public accountants for the Company. The Board of Directors retains the power to select another firm as independent public accountants for the Company to replace a firm whose selection was ratified by the stockholders in the event the Board of Directors determines that the best interest of the Company warrants a change of its independent public accountants. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

    Ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstention and broker non-votes will be counted for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

    For the fiscal year ended September 30, 2000 the Company was billed for the following services provided by Deloitte & Touche LLP:

Audit fees	$62,000
Financial information systems design and implementation fees	$0
All other fees	$99,125

    The Audit Committee of the Board of Directors has considered the other services rendered and does not believe that they are incompatible with Deloitte & Touche LLP remaining independent.

The Board of Directors has approved the appointment of Deloitte & Touche LLP as independent public accountants for the Company for Fiscal Year 2001 and recommends a vote "FOR" approval of the appointment.

PROPOSALS OF STOCKHOLDERS

    The Securities and Exchange Commission has adopted regulations that govern the inclusion in the Company's annual proxy materials of proposals submitted by stockholders that they believe should be voted upon at a meeting of the stockholders. Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's Annual Meeting in 2002 must be received by November 30, 2001.

    For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on November 20, 2001 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on November 30, 2001.

OTHER INFORMATION

    The Annual Report of the Company for the fiscal year ended September 30, 2000 was mailed to stockholders prior to or together with the mailing of this Proxy Statement. Stockholders who did not receive a copy of the Annual Report with their Proxy Statement may obtain a copy by writing to or calling Brad D. Holmstrom, Secretary, MDU Communications International, Inc., 108—11951 Hammersmith Way, Richmond, British Columbia V7A 5H9, telephone number (604) 277-8150.

OTHER BUSINESS

    As of the date of this Proxy Statement, management knows of no other business that will be presented for action at the Annual Meeting. If any other business requiring a vote of the stockholders should come before the meeting, the persons named in the enclosed form of proxy will vote or refrain from voting in accordance with their best judgment.

                      By Order of the Board of Directors,

                      /s/ Brad D. Holmstrom
                      Corporate Secretary

Richmond, British Columbia
March 30, 2001

APPENDIX A

MDU COMMUNICATIONS INTERNATIONAL, INC.

2001 STOCK OPTION PLAN

1.  INTERPRETATION

1.1  Defined Terms—For the purposes of this Plan, the following terms shall have the following meanings:

"Affiliate" means a Parent Corporation or a Subsidiary Corporation of a corporation;

"Associate" means, where used to indicate a relationship with any Person,

  (i)
  any relative of that Person,

  (ii)
  any person of the opposite sex to whom that Person is married or with whom that Person is living in a conjugal relationship outside marriage,

  (iii)
  any relative of a Person mentioned in clause (ii) who has the same home as that Person,

  (iv)
  any partner of that Person,

  (v)
  any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, or

  (vi)
  any corporation of which such Person beneficially owns, directly or indirectly, voting securities carrying more than ten percent of the voting rights attached to all outstanding voting securities of the corporation;

"Beneficial Owner" of a security includes any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has voting power over the security or the power to dispose or direct the disposition of the security, and any Person who uses a trust or other arrangement with the purpose or effect of divesting such Person of beneficial ownership as part of a plan to evade the reporting requirements of Section 13 of the Exchange Act shall be deemed to be the Beneficial Owner of the security;

"Board" means the Board of Directors of the Company;

"Code" means the United States Internal Revenue Code of 1986, as amended from time to time;

"Committee" means a committee of the Board appointed in accordance with this Plan, or if no such committee is appointed, the Board itself;

"Company" means MDU Communications International, Inc.

"Date of Grant" means the date on which a grant of an Option is effective;

"Direct or Indirect Ownership" of securities by a Person is calculated in accordance with the following rules:

  (i)
  the Person shall be deemed to own stock owned, directly or indirectly, by or for his brothers and sisters (including half-brothers and half-sisters), spouse, ancestors and lineal descendants, and

  (ii)
  stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries;

"Disability" means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months which causes an individual to be unable to engage in any substantial gainful activity;

"Disposition" includes a sale, exchange, gift, or transfer of legal title, but does not include a pledge, hypothecation, transfer from a descendent to an estate, transfer by bequest or inheritance, or the other excepted circumstances referred to in Section 424(c) of the Code;

"Domestic Relations Successor" means a person entitled to receive transfer of ownership of an Option pursuant to a Qualified Domestic Relations Order;

"Effective Date" means the effective date of this Plan, which is the date this Plan was approved by the Board, which was March 20, 2001; provided, this Plan must be approved by the stockholders as provided in Section 18.1 and all Options granted prior to such stockholder approval shall be subject to such stockholder approval;

"Exchange Act" means the Securities Exchange Act of 1934, as amended;

"Fair Market Value" means:

  (i)
  where the Shares are listed for trading on a stock exchange or over the counter market, the closing price of the Shares on the stock exchange or over the counter market which is the principal trading market for the Shares, as may be determined for such purpose by the Committee;

  (ii)
  where the Shares are not listed for trading on a stock exchange or over the counter market, the value which is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arm's length;

"Guardian" means the guardian, if any, appointed for an Optionee;

"ISO" means an Option granted to an employee of the Company that qualifies as an "incentive stock option" for purposes of Section 422 of the Code and is therefore subject to favorable tax treatment under the Code;

"ISO Optionee" means an Optionee to whom an ISO has been granted;

"Modification" means any change in the terms of an Option which gives the Optionee additional benefits under the Option, but such change shall not include a change in the terms of an Option:

  (i)
  to make the Option not transferable other than by will or the laws of descent and distribution,

  (ii)
  to make the Option exercisable only by the Optionee during his lifetime,

  (iii)
  in the case of an Option not immediately exercisable in full, to accelerate the time within which the Option may be exercised, or

  (iv)
  attributable to the issuance or assumption of an Option by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation if the new Option or assumption of the old Option does not give the Optionee additional benefits which he did not have under the old Option;

"Non-ISO" means an Option that is not an "incentive stock option" for purposes of Section 422 of the Code, and is therefore not subject to favorable tax treatment under the Code;

"Non-ISO Optionee" means an Optionee to whom a Non-ISO has been granted;

"Option" means an option to purchase Shares granted pursuant to the terms of this Plan;

"Option Agreement" means a written agreement between the Company and an Optionee, specifying the terms of the Option being granted to the Optionee under this Plan;

"Option Price" means the price at which an Option is exercisable to purchase Shares;

2

"Optionee" means a person to whom an Option has been granted;

"Parent Corporation" means any corporation in an unbroken chain of corporations ending with the Company if, at the Date of Grant, each corporation other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain;

"Person" means a natural person, company, government, or political subdivision or agency of a government; and where two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such syndicate or group shall be deemed to be a Person;

"Plan" means this 2001 Stock Option Plan;

"Qualified Domestic Relations Order" means a judgment or order which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of an Optionee, made pursuant to domestic relations law of a state of the United States, and which meets all the requirements of Section 414(p) of the Code;

"Qualified Successor" means a person who is:

  (i)
  entitled to ownership of an Option upon the death of an Optionee, pursuant to a will or the applicable laws of descent and distribution upon death, or

  (ii)
  a Domestic Relations Successor of an Optionee;

"Shares" means shares of the Company's common stock, par value of $0.001 per share;

"Subsidiary Corporation" means any corporation in an unbroken chain of corporations beginning with the Company if, at the Date of Grant, each of the corporations other than the last corporation owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain;

"Term" means the period of time during which an Option is exercisable;

"Terminating Event" means:

  (i)
  the dissolution or liquidation of the Company,

  (ii)
  a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders owning a majority of the Company, immediately prior to the merger or consolidation, as a group will hold less than a majority of the outstanding capital stock of the surviving corporation,

  (iii)
  the sale or other disposition of all or substantially all of the assets of the Company,

  (iv)
  the occurrence of an event whereby any Person or entity becomes the Beneficial Owner of Shares representing 50% or more of the combined voting power of the voting securities of the Company, or

  (v)
  a material change in the capital structure of the Company that is deemed to be a Terminating Event by virtue of the last sentence of Section 11.1 of this Plan or by virtue of Section 11.4 of this Plan;

"Termination for Cause" means dismissal for willful material misconduct or failure to discharge duties, conviction or confession of a crime punishable by law (except minor violations), the performance of an illegal act involving moral turpitude while purporting to act in the Company's behalf, or engaging in activities directly in competition or antithetical to the best interests of the Company. If an Optionee is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all

3

Optionee's rights under any option granted under this Plan shall likewise be suspended during the period of investigation.

2.  STATEMENT OF PURPOSE

2.1  Principal purposes—The principal purposes of this Plan are to provide the Company, and its Affiliates,with the advantages of the incentive inherent in stock ownership on the part of employees, officers, directors, and consultants responsible for the continued success of the Company; to create in such individuals a proprietary interest in, and a greater concern for, the welfare and success of the Company; to encourage such individuals to remain with the Company and its Affiliates; and to attract new employees, officers, directors and consultants to the Company and its Affiliates.

2.2  ISOs and Non-ISOs—Under this Plan, the Company may grant either ISOs or Non-ISOs. Each ISO granted hereunder is intended to constitute an "incentive stock option," for the purposes of Section 422 of the Code, and this Plan and each such ISO is intended to comply with all of the requirements of Section 422 of the Code and of all other provisions of the Code applicable to "incentive stock options" and to plans issuing the same. Each Non-ISO granted hereunder is intended to constitute an Option that is not an "incentive stock option" for the purposes of Section 422 of the Code, and that does not comply with the requirements of Section 422 of the Code.

2.3  Benefit to shareholders—This Plan is expected to benefit shareholders by enabling the Company and its Affiliates to attract and retain personnel of the highest caliber by offering them an opportunity to share in any increase in value of the Shares resulting from their efforts.

3.  ADMINISTRATION

3.1  Board or Committee—This Plan shall be administered by the Board or by a Committee appointed in accordance with Section 3.2 or 3.4(b) below.

3.2  Appointment of Committee—The Board may at any time appoint a Committee, consisting of not less than two of its members, to administer this Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe, consistent with this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan.

3.3  Quorum and voting—A majority of the members of the Committee shall constitute a quorum, and, subject to the limitations in this Section 3, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum. Members of the Committee may vote on any matters affecting the administration of this Plan or the grant of Options pursuant to this Plan, except that no such member shall act upon the granting of an Option to himself (but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Options to him).

3.4  Powers of Committee—Any Committee appointed shall have the authority to do the following:

  (a)
  administer this Plan in accordance with its express terms;

  (b)
  determine all questions arising in connection with the administration, interpretation, and application of this Plan, including all questions relating to the value of the Shares;

  (c)
  correct any defect, supply any information, or reconcile any inconsistency in this Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of this Plan;

4

  (d)
  prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

  (e)
  determine the duration and purposes of leaves of absence from employment which may be granted to Optionees without constituting a termination of employment for purposes of this Plan;

  (f)
  do the following with respect to the granting of Options:

  (i)
  determine the employees, officers, directors, or consultants to whom Options shall be granted, based on the eligibility criteria set out in this Plan,

  (ii)
  determine whether such Options shall be ISOs or Non-ISOs,

  (iii)
  determine the terms and provisions of the Option Agreement to be entered i6to with any Optionee (which need not be identical with the terms of any other Option Agreement),

  (iv)
  amend the terms and provisions of Option Agreements, provided the Committee obtains:

  (A)
  the consent of the Optionee; and

  (B)
  the approval, if required, of any stock exchange on which the Company is listed,

  (v)
  determine when Options shall be granted,

  (vi)
  determine the number of Shares subject to each Option, and

  (g)
  make all other determinations necessary or advisable for administration of this Plan.

3.5  Obtain regulatory approvals—In administering this Plan, the Committee will obtain any regulatory approvals, which may be required pursuant to applicable securities law or the rules of any stock exchange on which the Company is listed.

3.6  Administration by Committee—The Committee's exercise of the authority set out in Section 3.4 shall be consistent with the intent that ISOs issued under this Plan be qualified under the terms of Section 422 of the Code, and that Non-ISOs shall not be so qualified. All determinations made by the Committee in good faith on matters referred to in Section 3.4 shall be final, conclusive, and binding upon all Persons. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan. In addition, the Committee's administration of this Plan shall in all respects be consistent with the policies and rules of any stock exchange or over the counter market on which the Shares are listed.

4.  ELIGIBILITY

4.1  Eligibility for ISOs—ISOs may be granted to any employee of the Company or an Affiliate, including directors or officers of the Company who are employees of the Company or an Affiliate. An Optionee who is not an employee of the Company or an Affiliate is not eligible to receive an ISO under this Plan.

4.2  Eligibility for Non-ISOs—Non-ISOs may be granted to any employee, officer, director or consultant of the Company or an Affiliate.

5.  SHARES SUBJECT TO THE PLAN

5.1  Number of Shares—The Committee, from time to time, may grant Options to purchase an aggregate of up to four million Shares, to be made available from authorized, but unissued or reacquired, Shares. The foregoing number of Shares shall be adjusted, where necessary, to take account of the events referred to in Section 11 hereof.

5.2  Decrease in number of Shares subject to Plan—Upon exercise of an Option, the number of Shares thereafter available under this Plan and under the Option shall decrease by the number of Shares as to which the Option was exercised.

5

5.3  Expiry of option—If an Option expires or terminates for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of this Plan.

5.4  Reservation of Shares—The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

6.  OPTION TERMS

6.1  Option Agreement—With respect to each Option to be granted to an Optionee, the Committee shall specify the following terms in the Option Agreement between the Company and the Optionee:

  (a)
  whether such Option is an ISO or a Non-ISO;

  (b)
  the number of Shares subject to purchase pursuant to such Option;

  (c)
  the Date of Grant;

  (d)
  the Term, provided that:

  (i)
  the Term shall in no event be more than ten years following the Date of Grant; and

  (ii)
  if an ISO Option is granted to an Optionee who on the Date of Grant has Direct or Indirect Ownership of more than 10% of the total combined voting power of all classes of stock of the Company, the Term of the Option shall not exceed five years;

  (e)
  the Option Price, provided that,

  (i)
  the Option Price shall not be less than the Fair Market Value of the Shares; and

  (ii)
  if an ISO Option is granted to an Optionee who on the Date of Grant has Direct or Indirect Ownership of more than 10% of the total combined voting power of all classes of stock of the Company, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the Date of Grant;

  (f)
  any vesting schedule upon which the exercise of an Option is contingent; and

  (g)
  such other terms and conditions as the Committee deems advisable and are consistent with the purposes of this Plan.

6.2  No grant after ten years from effective date—No Option shall be granted under this Plan later than ten years from the Effective Date of this Plan. Except as expressly provided herein, nothing contained in this Plan shall require that the terms and conditions of Options granted under this Plan be uniform.

7.  LIMITATION ON GRANTS OF OPTIONS

7.1  Non-ISO if Exceed $100,000 (U.S.)—If the aggregate Fair Market Value of:

  (a)
  Shares underlying ISOs which have been granted to an Optionee under this Plan and which are exercisable for the first time during a calendar year, and

  (b)
  Shares underlying incentive stock options which have been granted to such Optionee under any other plan of the Company and which are exercisable for the first time during that calendar year,

exceeds $100,000 (U.S.), measured as of the Date of Grant, as such amount may be adjusted from time to time under Section 422(d) of the Code, then to the extent of such excess such Options shall be treated as Non-ISOs.

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7.2  ISO Optionee owning greater than 10% of voting securities—The Committee may grant an ISO to an employee of the Company who, at the Date of Grant, owns securities of the Company representing more than 10% of the total combined voting power of all classes of stock of the Company only if:

  (a)
  the Option Price is at least 110% of the Fair Market Value of the Shares at the Date of Grant; and

  (b)
  the Term is five years or less.

8.  EXERCISE OF OPTION

8.1  Method of Exercise—Subject to any limitations or conditions imposed upon an Optionee pursuant to the Option Agreement or Section 6 above, an Optionee may exercise an Option by giving written notice thereof to the Company at its principal place of business or as otherwise indicated by the Company in writing.

8.2  Payment of Option price—The notice described in Section 8.1 shall be accompanied by full payment of the aggregate Option Price to the extent the Option is so exercised, and full payment of any amounts the Company determines must be withheld for tax purposes from the Optionee pursuant to the Option Agreement. Such payment shall be:

  (a)
  in lawful money (US funds) in cash or by check;

  (b)
  at the discretion of the Committee and if such form of payment is permitted under the corporate laws then governing the Company, by delivery of the Optionee's personal recourse note bearing interest at a rate deemed appropriate by the Committee;

  (c)
  at the discretion of the Committee, and subject to all applicable securities laws, through delivery by the Optionee and/or withholding by the Company, of Shares having a market value as of the date of exercise equal to the cash exercise price of the Option plus any amounts that the Company determines must be withheld from the Optionee for U.S. or Canadian tax purposes. The market value of each of the Shares on the date of delivery shall be determined in good faith by the Committee, which determination shall be binding for all purposes hereunder; or

  (d)
  at the discretion of the Committee, by any combination of Sections 8.2(a) to 8.2(c) above.

8.3  Issuance of stock certificate—As soon as practicable after exercise of an Option in accordance with Sections 8.1 and 8.2 above, the Company shall issue a stock certificate evidencing the Shares with respect to which the Option has been exercised. Until the issuance of such stock certificate, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 below.

9.  TRANSFERABILITY OF OPTIONS

9.1  Non-transferable—Except as provided otherwise in this Section 9, Options are non-assignable and non-transferable.

9.2  Death of Optionee—If the employment of an Optionee as an employee or consultant of the Company or an Affiliate, or the position of an Optionee as a director of the Company or an Affiliate, terminates as a result of his or her death, any Options held by such Optionee shall pass to the Qualified Successor of the Optionee, and

  (a)
  in the case of an ISO, shall be exercisable by the Qualified Successor for a period of six months following such death, and

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  (b)
  in the case of a Non-ISO, shall be exercisable by the Qualified Successor for a period of 12 months following such death.

9.3  Disability of Optionee—If the employment of an Optionee as an employee or consultant of the Company or an Affiliate, or the position of an Optionee as a director of the Company, is terminated by the Company by reason of such Optionee's Disability, any Option held by such Optionee that could have been exercised immediately prior to such termination of employment shall be exercisable by such Optionee, or by his Guardian, for a period of one year following the termination of employment of such Optionee.

9.4  Disability and death of Optionee—If an Optionee who has ceased to be employed by the Company, or an Affiliate, by reason of such Optionee's Disability dies within six months after the termination of such employment, any Option held by such Optionee that could have been exercised immediately prior to his or her death shall pass to the Qualified Successor of such Optionee, and shall be exercisable by the Qualified Successor

  (a)
  in the case of an ISO, for a period of six months following the death of such Optionee, and

  (b)
  in the case of a Non-ISO, for a period of 12 months following the death of such Optionee.

9.5  Qualified Domestic Relations Order—In the event that a Qualified Domestic Relations Order mandates the transfer of any Option that could have been exercised immediately prior to the issuance of such order, such Option shall pass to the Domestic Relations Successor, and shall be exercisable by such person or persons in accordance with the terms of the applicable Option Agreement.

9.6  Vesting—Options held by a Qualified Successor or exercisable by a Guardian shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject.

9.7  Unanimous agreement—If two or more persons constitute the Qualified Successor or the Guardian of an Optionee, the rights of such Qualified Successor or such Guardian shall be exercisable only upon the unanimous agreement of such persons.

9.8  Deemed non-interruption of employment—Employment shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Optionee's right to re-employment with the Company, or an Affiliate, is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Optionee's re-employment is not so guaranteed, then his or her employment shall be deemed to have terminated on the ninety-first day of such leave.

10. TERMINATION OF OPTIONS

10.1  Termination of Options—To the extent not earlier exercised or terminated in accordance with Section 9 above, an Option shall terminate at the earliest of the following dates:

  (a)
  the termination date specified for such Option in the Option Agreement;

  (b)
  where the Optionee's position as an employee, consultant or director of the Company, or an Affiliate, is Terminated for Cause effective as of the date of such Termination for Cause;

  (c)
  where the Optionee's position as an employee, consultant or director of the Company, or an Affiliate, terminates for a reason other than the Optionee's Disability, death, or Termination for Cause, 30 days after such date of termination, or upon the Optionee making written application to the Committee and receiving the written consent of the Committee, which consent may be given at the discretion of the Committee, up to 90 days after such date of termination;

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  (d)
  the date of any sale, transfer, assignment or hypothecation, or any attempted sale, transfer, assignment or hypothecation, of such Option in violation of Section 9.1 above; and

  (e)
  the date specified in Section 11.2 below for such termination in the event of a Terminating Event.

11. ADJUSTMENTS TO OPTIONS

11.1  Alteration in capital structure—If there is a material alteration in the capital structure of the Company resulting from a recapitalization, stock split, reverse stock split, stock dividend, or otherwise, the Committee shall make such adjustments to this Plan and to the Options then outstanding under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each holder of any such Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation (a) a change in the number or kind of shares of stock of the Company covered by such Options, and (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section 11.1, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of outstanding preferred shares of the Company into Shares shall be deemed to be material alterations of the capital structure of the Company. If the Committee determines that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to this Plan or to the Options granted hereunder, such event shall be deemed a Terminating Event for the purposes of this Plan.

11.2  Terminating Events—Subject to Section 11.3, all Options granted under this Plan shall terminate upon the occurrence of a Terminating Event, unless the Board decides otherwise prior to or in conjunction with the Termination Event.

11.3  Notice of Terminating Event—The Committee shall give notice to Optionees not less than thirty days prior to the consummation of a Terminating Event. Upon the giving of such notice, all Options granted under this Plan shall, unless the Committee in its discretion shall determine otherwise, become immediately exercisable, notwithstanding any contingent vesting provision to which such Options may have otherwise been subject.

11.4  Corporate reorganization—In the event of a "reorganization" as defined in this Section 11.4 in which the Company is not the surviving or acquiring corporation, or in which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization, then unless provision is made by the acquiring corporation for the assumption of each Option granted under this Plan, or the substitution of an option therefore, such that no Modification of any such Option occurs, all Options granted under this Plan shall terminate and such event shall be deemed a Terminating Event. For purposes of this Section 11.4, reorganization shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

11.5  Acceleration of date of exercise—The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that, without the consent of the Optionee with respect to any Option, the Committee shall not accelerate the date of any installment of any Option granted to an employee as an ISO (and not previously converted into a Non-ISO pursuant to Section 13 below) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Section 7.1 above.

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11.6  Determinations to be made by Committee—Adjustments and determinations under this Section 11 shall be made by the Committee, whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive.

12. TERMINATION AND AMENDMENT OF PLAN

12.1  Termination of Plan—Unless earlier terminated as provided in Section 11 above or in Section 12.2 below, this Plan shall terminate on, and no Option shall be granted under this Plan, after ten years has passed from the Effective Date.

12.2  Power of Committee to terminate or amend Plan—The Committee may terminate, suspend or amend the terms of this Plan; provided, however, that, except as provided in Section 11 above, the Committee may not do any of the following without obtaining, within 12 months either before or after the Committee's adoption of a resolution authorizing such action, approval thereof by the Company's stockholders:

  (a)
  increase the aggregate number of Shares which may be issued under this Plan;

  (b)
  materially modify the requirements as to eligibility for participation in this Plan, or change the designation of the employees or class of employees eligible to receive ISOs under this Plan; or

  (c)
  make any change in the terms of this Plan that would cause the ISOs granted hereunder to lose their qualification as "incentive stock options" under Section 422 of the Code.

12.3  No grant during suspension of Plan—No Option may be granted during any suspension, or after termination, of this Plan. Amendment, suspension, or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

13. CONVERSION OF ISOS INTO NON-ISOS

13.1  Conversion of ISOs into Non-ISOs—At the written request of any ISO Optionee, the Committee may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-ISOs at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company at the time of such conversion. Such actions include, but shall not be limited to, extending the exercise period of such ISOs. At the time of such conversion, the Committee, with the consent of the Optionee, may impose such conditions on the exercise of the resulting Non-ISOs as the Committee in its discretion may determine, provided that such conditions are consistent with this Plan. Nothing in this Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-ISOs, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

14. CONDITIONS PRECEDENT TO ISSUANCE OF SHARES

14.1  Compliance with securities laws—Shares shall not be issued pursuant to the exercise of any Option unless the exercise of such Option and the issuance and delivery of such Shares comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state or provincial securities law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or otherwise traded.

14.2  Representations by Optionee—As a condition precedent to the exercise of any Option, the Company may require the Optionee to represent and warrant, at the time of exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such

10

Shares if, in the opinion of counsel for the Company, such representations and warranties are required by any applicable law.

14.3  Regulatory approval to issuance of Shares—The Company's inability to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability with respect to the failure to issue or sell such Shares.

15. USE OF PROCEEDS

15.1  Use of Proceeds—Proceeds from the sale of Shares pursuant to the Options granted and exercised under this Plan shall constitute general funds of the Company and shall be used for general corporate purposes.

16. NOTICES

16.1  Notices—All notices, requests, demands and other communications required or permitted to be given under this Plan and the Options granted under this Plan shall be in writing and shall be either served personally on the party to whom notice is to be given, in which case notice shall be deemed to have been duly given on the date of such service; or mailed to the party to whom notice is to be given, by first class mail, registered or certified, return receipt requested, postage prepaid, and addressed to the party at his or its most recent known address, in which case such notice shall be deemed to have been duly given on the tenth postal delivery day following the date of such mailing.

17. MISCELLANEOUS PROVISIONS

17.1  No obligation to exercise—Optionees shall be under no obligation to exercise Options granted under this Plan.

17.2  No obligation to retain Optionee—Nothing contained in this Plan shall obligate the Company to retain an Optionee as an employee, officer, director, or consultant for any period, nor shall this Plan interfere in any way with the right of the Company to reduce such Optionee's compensation.

17.3  Binding agreement—The provisions of this Plan and each Option Agreement with an Optionee shall be binding upon such Optionee and the Qualified Successor or Guardian of such Optionee.

17.4  Use of terms—Where the context so requires, references herein to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both genders.

18. SHAREHOLDER APPROVAL TO PLAN

18.1  Shareholder approval to Plan—This Plan must be approved by the Company's stockholders within one (1) year of the Effective Date.

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MDU COMMUNICATIONS INTERNATIONAL, INC.
Suite 108, 11951 Hammersmith Way
Richmond, British Columbia, Canada, V7A 5H9

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sheldon Nelson and Douglas Hooper, or either of them, as proxies, with the power to appoint his substitute, to vote for and on behalf of the undersigned, all the shares of common stock of MDU Communications International, Inc. held of record by the undersigned on February 28, 2001, with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders to be held on May 10, 2001, or any adjournment or postponement thereof, as follows:

	FOR	AGAINST	ABSTAIN
PROPOSAL 1:
Approval of Election of the Four Nominated Directors:
For all Nominees—	/ /	/ /
or
For individual Nominees—
• Robert Dyck	/ /	/ /
• Douglas Hooper	/ /	/ /
• J.E. (Ted) Boyle	/ /	/ /
• Sheldon Nelson	/ /	/ /
PROPOSAL 2:	/ /	/ /
Amendment to Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock From 50,000,000 to 100,000,000 and Preferred Stock from 5,000,000 to 10,000,000.
PROPOSAL 3:	/ /	/ /	/ /
Approval of 2001 Stock Option Plan.
PROPOSAL 4:	/ /	/ /	/ /
Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Auditors.

In their discretion, the holders of this proxy are authorized to vote upon such other business as may properly come before the Meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THIS PROXY CARD. MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR THE MATTERS DESIGNATED ON THIS PROXY CARD; IF NO SPECIFICATION IS MADE, A VOTE FOR ALL OF SAID NOMINEES AND FOR ALL SUCH MATTERS WILL BE ENTERED. Even if you plan to attend the Meeting, please vote, date, sign and return this Proxy in the accompanying envelope.

Please sign below, date and return promptly.

Signature:	Date:

IMPORTANT: Please sign exactly as name appears hereon. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person. If stock is held jointly, each joint owner should sign.

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MDU COMMUNICATIONS INTERNATIONAL, INC. Suite 108, 11951 Hammersmith Way Richmond, British Columbia, Canada, V7A 5H9
INFORMATION REGARDING PROXIES
PROPOSAL I ELECTION OF DIRECTORS
  Information About Nominees for Election
Nominee for Election to Term Expiring 2002
Nominees for Election to Terms Expiring 2003
Nominee for Election to Term Expiring 2004
  Meetings of the Board of Directors and Committees
  Compensation of Directors
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MANAGEMENT
Significant Employees
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Options Granted In Fiscal Year 2000
  Management Employment Agreements
  Certain Transactions
Audit Committee Report
  Section 16(a) Beneficial Ownership Reporting Compliance
PROPOSAL II AMENDMENT TO CERTIFICATE OF INCORPORATION
PROPOSAL III APPROVAL OF THE 2001 STOCK OPTION PLAN
  U.S. Federal Income Tax Consequences
ISO Options
Non-ISO Options
  Canadian Federal Tax Consequences
PROPOSAL IV APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS OF STOCKHOLDERS
OTHER INFORMATION
OTHER BUSINESS
  APPENDIX A
MDU COMMUNICATIONS INTERNATIONAL, INC. 2001 STOCK OPTION PLAN